Exhibit 10.1

SECOND AMENDMENT TO THE
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT (this “Second Amendment”) to the Amended and Restated Employment Agreement, dated as of July 1, 2010 (the “2010 Employment Agreement”), by and between 1st Constitution Bancorp, a New Jersey corporation, having its principal place of business at 2650 Route 130 North, Cranbury, New Jersey 08512 (the “Employer”), and Robert F. Mangano (the “Employee”), as amended by the Amendment to the 2010 Employment Agreement, effective as of April 4, 2014 (the “First Amendment”), by and between the Employer and the Employee, is effective as of April 12, 2016 (the “Effective Date”).

WHEREAS, the Employee is employed by the Employer as its President, and is also employed by 1st Constitution Bank, a New Jersey commercial bank (the “Bank”), as its President and Chief Executive Officer; and

WHEREAS, the Employer and the Employee are parties to the 2010 Employment Agreement, as amended by the First Amendment; and

WHEREAS, the First Amendment, among other things, provided for an amendment to Section 3 of the 2010 Employment Agreement that deleted the phrase “provided, however, that the term of this Agreement shall end on the seventieth (70th) birthday of the Employee” and replaced it with “provided, however, that the term of this Agreement shall end on the seventy second (72nd) birthday of the Employee.”

WHEREAS, the Employer and the Employee wish to further amend the 2010 Employment Agreement, as amended by the First Amendment, as set forth herein.

NOW, THEREFORE, it is AGREED as follows:

1.
Section 3 of the 2010 Employment Agreement, as amended by the First Amendment, is amended by deleting the phrase “provided, however, that the term of this Agreement shall end on the seventy second (72nd) birthday of the Employee” and replacing it with “provided, however, that the term of this Agreement shall end on the seventy third (73rd) birthday of the Employee.”

2.	All other terms and conditions of the 2010 Agreement, as amended by the First Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date.

WITNESS:	1ST CONSTITUTION BANCORP

/s/ KAREN B. WEISS	By:	/s/ CHARLES S. CROW, III
KAREN B. WEISS		CHARLES S. CROW, III,
CHAIRMAN OF THE BOARD

WITNESS:	EMPLOYEE

/s/ JACALYN NAKUSHIAN	By:	/s/ ROBERT F. MANGANO
JACALYN NAKUSHIAN		ROBERT F. MANGANO,
INDIVIDUALLY